Exhibit 3.1

Filing fee
Articles of Incorporation	Receipt [ILLEGIBLE]
(PURSUANT TO NRS 78)
STATE OF NEVADA
Secretary of State

(For filing office use)	(For filing office use)

IMPORTANT: Read instructions on reverse side before completing this form.

TYPE OR PRINT (BLACK INK ONLY)

1.	NAME OF CORPORATION:			NORTH RIDGE CORPORATION

2.	RESIDENT AGENT: (designated resident agent and his STREET ADDRESS in Nevada where process may be served)

	Name of Resident Agent:		CSC SERVICES OF NEVADA, INC.

	Street Address:		502 EAST JOHN STREET, SUITE E CARSON CITY NV 89706
		Street No.		Street Name		City	Zip

3.	SHARES: (number of shares the corporation is authorized to issue)
Number of shares with par value: 30,000,000 Par value: 0.0001 Number of shares without par value: 0

4.	GOVERNING BOARD: shall be styled as (check one): ☒ Directors ☐ Trustees
The FIRST BOARD OF DIRECTORS shall consist of 3 members and the names and addresses are as follows (attach additional pages if necessary)
	ED COWLE				6 East 45th Street 10th Floor NY NY 10017
	Name				Address	City/State/Zip

	GEOFF WILLIAMS				56 West 400 South Suite 220 S.L.C. UT 84101
	Name				Address	City/State/Zip

5.	PURPOSE (optional-see reverse side): The purpose of the corporation shall be:
ORGANIZED UNDER THE GENERAL CORPORATION LAW OF THE STATE OF NEVADA

6.

OTHER MATTERS:  This form includes the minimal statutory requirements to incorporate under NRS 78.  You may attach additional information pursuant to NRS 78.037 or any other information you deem appropriate.  If any of the additional information is contradictory to this form it cannot be filed and will be returned to you for correction.  Number of pages attached 1.

7.

SIGNATURES OF INCORPORATORS: The names and addresses of each of the incorporators signing the articles: (Signatures must be [ILLEGIBLE]) (Attach additional pages if there are more than two incorporators)

TONYA WHEELER
	Name (print)				Name (Print)

56 WEST 400 SOUTH SUITE 220 S.L.C. UT 84101
	Address		City/State/Zip		Address		City/State/Zip

	Signature				Signature

	State of	Utah	County of	Salt Lake City	State of	County of

	This instrument was acknowledged before me on				This instrument was acknowledged before me on

	December 13		,	1999, by		, 19	, by
TONYA WHEELER
	Name of Person				Name of Person

	as incorporator				as incorporator
	of	NORTH RIDGE CORP			of
	(name of party on behalf of whom instrument was executed)				(name of party on behalf of whom instrument was executed)
/s/ [ILLEGIBLE]
	Notary Public Signature				Notary Public Signature
[SEAL]
	(affix notary stamp or seal)				(affix notary stamp or seal)

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT OF RESIDENT AGENT
hereby accept appointment as Resident Agent for the above named corporation.

	Signature of Resident Agent						Date